                                   AGREEMENT
                                   =========


          This AGREEMENT, made and entered into this 9th day September of 1997, by and between COUNTY OF RIVERSIDE, a political subdivision of the State of California (hereinafter referred to as "COUNTY"), and MINE RECLAMATION CORPORATION, KAISER EAGLE MOUNTAIN, INC., EAGLE MOUNTAIN RECLAMATION, INC. and KAISER VENTURES INC. (hereinafter collectively referred to herein as "APPLICANT");


                                  WITNESSETH:
                                  -----------

          WHEREAS, in recognition and consideration of the COUNTY's approval of the Eagle Mountain Landfill & Recycling Project and related environmental impact report prepared in accordance with the California Environmental Quality Act (the "PROJECT"), the APPLICANT desires to indemnify the COUNTY from liability or loss connected with the Project approvals as provided herein;

          NOW, THEREFORE, it is mutually agreed between COUNTY and APPLICANT as follows:

          1. INDEMNIFICATION. The APPLICANT shall defend, indemnify and hold harmless the COUNTY and its agents, officers and employees from any claim, action, or proceeding brought or asserted by a third person or entity against the COUNTY or its agents, officers or employees to attack, set aside, void, or annul the Project or any prior or subsequent development approvals, or any other action by the COUNTY in connection with the Project, or Project conditions imposed by the COUNTY or any of its agencies, departments, commissions, agents, officers or employees concerning the said Project, or to impose personal liability against such agents, officers or employees resulting from their involvement in the Project, which claim, action, or proceeding is brought within the time period provided by law, including any claim for private attorney general fees claimed by or awarded to any party from COUNTY to the extent that such claim, action or proceeding does not arise from the COUNTY's default under Development No. 64 or the COUNTY's violation of applicable law. To the extent that COUNTY uses any of its resources responding to such claim, action, or proceeding, APPLICANT will reimburse COUNTY within thirty (30) days of the submission of an itemized statement for these resources. Such resources include, but are not limited to the reasonable expenses and charges related to staff time, court costs, County Counsel's time at their regular rate for external or non-County agencies, or any other reasonable direct or indirect costs associated with responding to the claim, , action or proceeding.

          2. BINDING EFFECT. The APPLICANT'S obligations under this Agreement shall apply regardless of whether any other permits or entitlements are issued. These obligations shall be binding on successors and assigns of the real property benefited by approval of the Project, and APPLICANT shall so obligate all transferees and assigns.

          3. DEFENSE AND INDEMNITY PROCEDURES. The COUNTY will promptly notify APPLICANT in writing of any such claim, action, or proceeding. If the COUNTY fails to cooperate in the defense as required by Section 4, below, then, the APPLICANT shall not thereafter be responsible to defend, indemnify and hold harmless the COUNTY or its agents, officers and employees pursuant to this Agreement. After receipt from the County of notice of any claim, or the commencement of any action or proceeding with respect to which indemnification is being sought under this Agreement by County. Applicant will assume the defense of such claim, action or proceeding, including the employment of counsel reasonably satisfactory to the County and Applicant and the prompt payment of the fees and disbursements of such counsel. In the event, however, the County reasonably determines that having common counsel would present such counsel with a conflict of interest, or if Applicant fails to assume the defense of the claim, action or proceeding or to employ counsel reasonably satisfactory to the County, in either case in a timely manner, then the County may employ separate counsel to represent or defend it in any such claim, action or proceeding and Applicant will promptly pay the fees and disbursements of such counsel.

          4. DEFENSE PARTICIPATION. The COUNTY shall, within its unlimited discretion in good faith, participate and cooperate in the defense of any such claim, action, or proceeding.

          5. NO SETTLEMENT WITHOUT APPROVAL OF APPLICANT. The APPLICANT shall not be required to pay or perform any settlement of such claim, action or proceeding unless the settlement is approved in writing by APPLICANT.

          6. SECURITY FOR PERFORMANCE OF OBLIGATIONS. Performance of Applicant's obligations pursuant to the Agreement shall be secured by a letter of credit provided to the County substantially in the form attached as Exhibit "J" to Development Agreement No. 64. The letter of credit furnished to COUNTY may be the same letter of credit referred to in Section 9.9.1 of Development Agreement No. 64 between COUNTY and APPLICANT. It is not the intent of the parties that the Applicant furnish two separate letter of credit. If the County believes that Applicant has not fulfilled its obligations as provided herein, the County shall have the right to draw upon the letter of credit in an amount necessary to satisfy the obligations Applicant has not timely performed upon thirty (30) days advanced written notice to Applicant.

          7. NOTICES. All notices to APPLICANT under this Agreement shall be deemed valid and effective five (5) calendar days following deposit in the United States mail, postage, prepaid, by certified and/or registered mail, addressed to: Mine Reclamation Corporation, 43-645 Monterey Avenue, Suite A,
               --------------------------------------------------------------
Palm Desert, California  92260, attention Richard A. Daniels, with a copy to
----------------------------------------------------------------------------
Kaiser Ventures Inc., 3633 E. Inland Empire Boulevard, Suite 850, Ontario,
--------------------------------------------------------------------------
California  91764, attention Terry L. Cook.
-------------------------------------------

          All notices to COUNTY under this Agreement shall be deemed valid and effective when personally served upon County Executive Officer or upon deposit in the United States mail, postage prepaid, by certified and/or registered mail, addressed to the County Executive Officer, 4080 Lemon Street, 12th Fl., riverside, CA. 92501-3651 with a copy to County Counsel, 3535 Tenth Street, Suite 300, Riverside, CA. 92501.

          8. COMPLETE AGREEMENT/GOVERNING LAW. This Agreement and the similar provision in Development Agreement No. 64 represents the complete understanding between the parties with respect to matters set forth herein. This Agreement shall be construed in accordance with the laws of the State of California.

          9. TERMINATION. This Agreement shall terminate at start up of operations as that term is defined in Development Agreement No. 64 between the County and Applicant.

          IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement be executed by their authorized representatives on the date hereinabove first written.

                                     "COUNTY"
                                     "COUNTY OF RIVERSIDE"

                                     By:  /s/ Robert A. Buster
                                          ------------------------------------
                                          Name

                                          Chairman of the Board of Supervisors
                                          ------------------------------------
                                          Title

                                     APPROVED AS TO FORM:
                                     OFFICE OF COUNTY COUNSEL

                                     By:  /s/ Jay Vickers
                                          ------------------------------------
                                     Deputy

                                     "APPLICANT"
                                     MINE RECLAMATION CORPORATION

                                     By:  /s/ Gary W. Johnson
                                          ------------------------------------
                                          Name

                                          Vice President
                                          ------------------------------------
                                          Title

                                     KAISER EAGLE MOUNTAIN, INC.

                                     By:  /s/ Gerald A. Fawcett
                                          ------------------------------------
                                          Name

                                          President
                                          ------------------------------------
                                          Title

                                     EAGLE MOUNTAIN RECLAMATION, INC.

                                     By:  /s/ Gerald A. Fawcett
                                          ------------------------------------
                                          Name

                                          President
                                          ------------------------------------
                                          Title

                                         KAISER VENTURES INC.

                                         By:  /s/ Gerald A. Fawcett
                                             ----------------------------------
                                             Name

                                             President & Chief Operating Officer
                                             ----------------------------------
                                             Title